GOF P-8 07/15

SUPPLEMENT DATED JULY 31, 2015

TO THE CURRENTLY EFFECTIVE PROSPECTUS

 OF

EACH OF THE LISTED FUNDS

Franklin Fund Allocator Series

Franklin Conservative Allocation Fund

Franklin Growth Allocation Fund

Franklin Moderate Allocation Fund

Franklin LifeSmartTM 2015 Retirement Target Fund

Franklin LifeSmartTM 2020 Retirement Target Fund

Franklin LifeSmartTM 2025 Retirement Target Fund

Franklin LifeSmartTM 2030 Retirement Target Fund

Franklin LifeSmartTM 2035 Retirement Target Fund

Franklin LifeSmartTM 2040 Retirement Target Fund

Franklin LifeSmartTM 2045 Retirement Target Fund

Franklin LifeSmartTM 2050 Retirement Target Fund

Franklin LifeSmartTM 2055 Retirement Target Fund

The Prospectus is amended as follows:

I.                   For each Fund, the following is added to the “Fund Summaries – Portfolio Managers” section:

James Macey, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since July 2015

II.                For each Fund, the following is added to the “Fund Details – Portfolio Managers” information:

James Macey, CFA   Portfolio Manager of Advisers

Mr. Macey has been a co-lead portfolio manager of the Fund since July 2015. He joined Franklin Templeton Investments in June 2015. Prior to working at Franklin Templeton Investments, he worked at Allianz Global Investors as a portfolio manager for their target date, retirement income, target risk, and multi-asset real return and 529 college savings plan mandates.

III.             For each Fund, the following is added to the “Fund Details – Information about the Underlying Franklin Templeton Funds” section:

Franklin Short Duration U.S. Government ETF Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The Fund currently targets an estimated average portfolio duration of three (3) years or less. The Fund generally invests a substantial portion of its assets in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including adjustable rate mortgage securities (ARMs), but the Fund also invests in direct obligations of the U.S. government (such as Treasury bonds, bills and notes) and in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including government sponsored entities. All of the Fund’s principal investments are debt securities, including bonds, notes and debentures.

IV.             For each Fund, all references to the Franklin Total Return Fund are removed.

Please keep this supplement with your prospectus for future reference.

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